INDEPENDENT AUDITORS' CONSENT

May 10, 2007

Board of Directors
Exotocar

I, Lawrence Scharfman, CPA provide my consent to file the form 10-QSB which includes the financial statements for the period ended March 31, 2007 that I have reviewed.

/s/ Lawrence Scharfman
Lawrence Scharfman, CPA